                                                                    EXHIBIT 99.1
                                                    NEWS

                                                            RELEASE

                                                 CONTACT:   Monique Showalter
                                                 PHONE:     (847) 391 9426
FOR IMMEDIATE RELEASE                            INTERNET:  showalter@ilsc.com


            ILLINOIS SUPERCONDUCTOR ANNOUNCES SECOND QUARTER RESULTS;
              DELAWARE LAWSUIT AGAINST COMPANY DIRECTORS DISMISSED


       Mount Prospect, IL, August 5, 1999 -- Illinois Superconductor Corporation (OTC BB: ISCO), a leading supplier of high performance filters for the wireless telecommunications industry, today reported financial results for the second quarter of 1999 and the six months ended June 30, 1999.

       Second quarter 1999 net revenues were $317,159. For the first half of 1999, the Company's net revenues were $829,059. Stated revenues are net of the Company's return product reserve. Purchase orders aggregating an additional $440,000 of the Company's products have been received and scheduled for third and fourth quarter shipment, although some of those orders are contingent upon successful trial installations which are now underway.

       ISC reported a second quarter 1999 net loss of $2.4 million, or $0.19 per basic and diluted share. For the first half of 1999, net losses were $4.8 million, or $0.38 per basic and undiluted share. By comparison, net losses for the second quarter of 1998 were $5.5 million, or $0.44 per basic and diluted share, and net losses for the first half of 1998 were $7.8 million, or $0.76 per basic and undiluted share.

       Ted Laves, ISC chairman, president and chief executive officer, commented, "We are encouraged by the continued expansion of our customer list as well as ongoing sales to our existing customers. Although first half sales were slowed primarily by market seasonality, we received significant orders in the final weeks of the second quarter and within the past month. We are also encouraged by the volume of customer trials currently underway, many of which are for the deployment of our products in CDMA, TDMA, GSM and 3G digital networks. In addition, because we have successfully reduced by half the cycle time required to produce our products, we are now building product to order rather than to forecast, which allows us to reduce our inventory, conserve our cash and yet continue to meet customer expectations for delivery."

       Laves continued, "We are also working diligently with Mesirow Financial, Inc., a Chicago-based investment banking firm, to secure additional financing during the fourth quarter of 1999. We expect that these efforts will provide us with a number of strategic and financial alternatives as we push to achieve critical sales volume and profitability."



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ILLINOIS SUPERCONDUCTOR ANNOUNCES
SECOND QUARTER RESULTS
PAGE 2


       In a separate development, the Company announced that the previously disclosed lawsuit filed in 1998 by Jonathan Greenwald against ISC and several of its current and former directors has been dismissed. In a written opinion, the Court of Chancery of the State of Delaware granted the defendants' motion to dismiss the lawsuit, finding that the plaintiff had failed to satisfy the prerequisites for maintaining a shareholder derivative action under Delaware law.

       Illinois Superconductor Corporation is a leader in the commercialization of high temperature superconducting technology for the wireless telecommunications industry. The Company develops, manufactures and markets radio frequency (RF) products to enhance the quality and capacity of cellular telephone, personal communications services (PCS) and other wireless telecommunications services. With more than 30 different configurations, ISC is well equipped to satisfy the demanding and ever changing technological requirements of both rural and urban applications of carriers nationwide. The benefits of the ISC products which have been clearly documented by a number of customers include: increased coverage (as much as 70%), increased revenues per cell site (as much as 18% based on minutes per use), easier location of new cell sites due to tolerance of interference, improved voice quality, and reduced dropped calls (up to 40%). More information about Illinois Superconductor Corporation is available on the Company's internet web site at http://www.ilsc.com.

          Statements contained in this news release that are not historical facts are forward-looking statements. Such forward-looking statements reflect the Company's current expectations regarding the future results of operations, performance and achievements of the Company. The Company has tried, whenever possible, to identify these forward-looking statements by using words such as "anticipates," "believes," "estimates," "expects," "plans," "intends" and similar expressions. These statements reflect the Company's current beliefs and are based on information currently available to it. Accordingly, these statements are subject to certain risks, uncertainties, and contingencies which could cause the Company's actual results, performance or achievements for 1999 and beyond to differ materially from those expressed in, or implied by, such statements. These important factors include, without limitation, the Company's ability to obtain additional financing in the near future; the Company's history of net losses and the lack of assurance that the Company's earnings will be sufficient to cover fixed charges in the future; the degree to which the Company is leveraged and restrictions imposed on the Company under its existing debt instruments which may adversely affect the Company's ability to finance its future operations, to compete effectively against better capitalized competitors and to withstand downturns in its business or the economy generally; continued downward pressure on the prices charged for the Company's products due to competition of rival manufacturers of filters for the wireless telecommunications market; the timing and receipt of customer orders; the Company's ability to attract and retain key personnel; and the effects of legal proceedings. A more complete description of these risks, uncertainties and assumptions are included in the Company's filings with the Securities and Exchange Commission, including those described under the heading "Risk Factors" in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998, and those disclosed under the heading "Risk Factors" in the Company's Registration Statement on Form S-2, as amended, filed on July 9, 1999. The Company undertakes no obligation to update or revise these forward-looking statements to reflect new events or uncertainties.

                               (TABLES TO FOLLOW)





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ILLINOIS SUPERCONDUCTOR ANNOUNCES
SECOND QUARTER RESULTS
PAGE 3

                      ILLINOIS SUPERCONDUCTOR CORPORATION

                       CONDENSED STATEMENTS OF OPERATIONS
                                  (Unaudited)

                                                       THREE MONTHS ENDED JUNE 30,                 SIX MONTHS ENDED JUNE 30,
                                                  -------------------------------------       -----------------------------------
                                                       1999                   1998                 1999                 1998
                                                  --------------         --------------       --------------        -------------
Net revenues                                            $317,159               $814,532             $829,059           $1,511,701

Costs and expenses:
  Cost of revenues                                       946,550              1,402,896            1,955,576            2,448,093
  Research and development                               440,057                587,343              961,620            1,338,383
  Selling and marketing                                  447,257                461,834              903,772              829,588
  General and administrative                             725,356                813,608            1,433,875            1,494,825
                                                  --------------         --------------       --------------        -------------
Total costs and expenses                               2,559,220              3,265,681            5,254,843            6,110,889
                                                  --------------         --------------       --------------        -------------
Operating income (loss)                               (2,242,061)            (2,451,149)          (4,425,784)          (4,599,188)

Other income (expense):
  Interest income                                         35,939                 60,604               74,295               67,986
  Interest expense                                      (217,892)            (3,157,267)            (347,309)          (3,161,300)
                                                  --------------         --------------       --------------        -------------
                                                        (181,953)            (3,096,663)            (273,014)          (3,093,314)
                                                  --------------         --------------       --------------        -------------
Loss before extraordinary                             (2,424,014)            (5,547,812)          (4,698,798)          (7,692,502)

Extraordinary item - debt extinguishment                       0                      0              (73,000)                   0
                                                  --------------         --------------       --------------        -------------
Net loss                                              (2,424,014)            (5,547,812)          (4,771,798)          (7,692,502)
Preferred Stock dividends                                      0                    (94)                   0              (61,834)
                                                  --------------         --------------       --------------        -------------
Net loss plus Preferred Stock dividends              ($2,424,014)           ($5,547,906)         ($4,771,798)         ($7,754,336)
                                                  ==============         ==============       ==============        =============

Basic and diluted loss per common share                   ($0.19)                ($0.44)              ($0.38)              ($0.76)
                                                  ==============         ==============       ==============        =============
Weighted average number of
    common shares outstanding                         12,630,461             12,481,244           12,594,105           10,113,927
                                                  ==============         ==============       ==============        =============

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ILLINOIS SUPERCONDUCTOR ANNOUNCES
SECOND QUARTER RESULTS
PAGE 4

                      ILLINOIS SUPERCONDUCTOR CORPORATION
                            CONDENSED BALANCE SHEETS

                                                                                    JUNE 30,          DECEMBER 31,
                                                                                      1999               1998
                                                                                 --------------      --------------
                                                                                  (Unaudited)
ASSETS:
Current assets:
       Cash and cash equivalents                                                     $1,276,329          $2,152,595
       Inventories                                                                    3,182,827           1,424,427
       Accounts receivable, net                                                         347,434           1,494,418
       Prepaid expenses and other                                                       288,904             479,311
                                                                                 --------------      --------------
Total current assets                                                                  5,095,494           5,550,751

Property and equipment:
       Property and equipment                                                         8,180,116           8,285,710
       Less: accumulated depreciation                                                 5,049,045           4,761,599
                                                                                 --------------      --------------
Net property and equipment                                                            3,131,071           3,524,111

Other assets:
        Restricted certificates of deposit                                              345,194             337,347
        Patents and trademarks, net                                                     646,191             615,879
                                                                                 --------------      --------------
                                                                                        991,385             953,226
                                                                                 --------------      --------------
Total assets                                                                         $9,217,950         $10,028,088
                                                                                 ==============      ==============
LIABILITIES AND STOCKHOLDERS' EQUITY (NET CAPITAL DEFICIENCY):

Current liabilities:
       Accounts payable                                                              $1,009,209            $464,752
       Accrued liabilities                                                              476,488             799,569
       Accrued interest                                                                 330,821             129,375
       Current portion of other long-term debt                                            8,374              13,497
                                                                                 --------------      --------------
Total current liabilities                                                             1,824,892           1,407,193

Other long term debt, less current portion                                               14,701                   0
Senior Convertible Notes                                                             13,450,000          10,350,000
Discount on Senior Convertible Notes                                                 (1,151,137)         (1,047,349)
Deferred occupancy costs                                                                 91,111              91,212

Stockholders' equity (net capital deficiency):
        Common stock ($.001 par value); 60,000,000 shares authorized                     12,761              12,557
        at June 30, 1999 and 30,000,000 shares authorized at December 31,
        1998; 12,760,908 shares issued and outstanding at June 30, 1999 and 12,557,344 shares issued and outstanding at December  31, 1998
        Additional paid-in capital                                                   60,588,266          60,055,321
        Notes receivable from stockholders                                             (680,696)           (680,696)
        Accumulated deficit                                                         (64,931,948)        (60,160,150)
                                                                                 --------------      --------------
Total stockholders' equity (net capital deficiency)                                  (5,011,617)           (772,968)
                                                                                 --------------      --------------
Total liabilities and stockholders' equity (net capital deficiency)                  $9,217,950         $10,028,088
                                                                                 ==============      ==============


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